UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Golden Oval Eggs, LLC
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(1) Title of each class of securities to which transaction applies:

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Golden Oval Eggs, LLC Informational Meetings 1:00 p.m. on Monday, March 16, 2009 Holiday Inn – Mason City, IA 1:00 p.m. on Monday, March 17, 2009 Holiday Inn – Willmar, MN 1:00 p.m. on Monday, March 16, 2009 Holiday Inn – Mason City, IA Special Meeting 4:00 p.m. on Monday March 23, 2009 Jackpot Junction – Morton, MN

Cautionary Statement This presentation and the statements made at this meeting may be forward-looking statements. Forward-looking statements include any statement other than one of historical fact, including any statement made regarding the business, financial condition, results of operations, earnings of Golden Oval Eggs, LLC, any statement regarding the proposed transaction between Golden Oval Eggs, LLC and Rembrandt Enterprises, Inc., the expected timetable for completing the transaction, the satisfaction of closing conditions, timing or satisfactory receipt of Golden Oval Eggs, LLC member approval and any other statements regarding Golden Oval Eggs, LLC’s future expectations, beliefs, goals or prospects. The forward looking-looking statements involve certain risks and uncertainties. Accordingly, actual results may differ materially from those expressed in, or implied by, the forward-looking statements. Some of the factors that may cause actual results to differ materially from those contemplated by the forward-looking statements include, but are not limited to, those discussed under “Risk Factors” section in the Proxy Statement. Because these forward-looking statements are subject to assumptions and uncertainties, actual results may differ materially from those expressed or implied by these forward-looking statements. You are cautioned not to place undue reliance on these statements, which speak only as the date of the date of the Proxy Statement. Unless otherwise required by law, Golden Oval Eggs, LLC undertake no obligation to update any forward-looking statements after the date of the Proxy Statement, whether as a result of new information, future events, developments, changes in assumptions or otherwise. You are cautioned to review thoroughly the Proxy Statement regarding the proposed transaction for a complete statement of risks.

Cautionary Statement Additional Information about the Proposed Transaction and Where to Find It In connection with the proposed transaction between Golden Oval Eggs, LLC and Rembrandt Enterprises, Inc. on March 9, 2009, Golden Oval Eggs, LLC filed a definitive proxy statement with the SEC and first sent that Proxy Statement to its members on or about March 10, 2009. Members of Golden Oval Eggs, LLC are urged to read the Proxy Statement (including any amendments or supplements to the Proxy Statement) regarding the proposed transaction because it contains important information about Golden Oval Eggs, LLC and the proposed transaction. Members may obtain a copy of the Proxy Statement, as well as other filings containing information about Golden Oval Eggs, LLC, without charge, through the SEC’s website at www.sec.gov. Copies of the Proxy Statement can also be obtained, without charge, by directing a request to: Golden Oval Eggs, LLC 1800 Park Avenue East Renville, Minnesota 56284 Telephone 1 (877) 767-5044

Cautionary Statement Participants in the Solicitation Golden Oval Eggs, LLC and its managers and executive officers may be deemed to be participants in the solicitation of proxies from the members of Golden Oval Eggs, LLC in connection with the proposed transaction between Golden Oval Eggs, LLC and Rembrandt Enterprises, Inc Information regarding the special interests of these managers and executive officers in the merger transaction is included in the Proxy Statement referred to above. Additional information regarding the managers and executive officers of Golden Oval Eggs, LLC is included in Golden Oval Eggs, LLC ‘s amended Report on Form 10-K that was filed with the SEC on January 28, 2009. This document is available free of charge at the SEC’s website (www.sec.gov) and from Golden Oval Eggs, LLC, upon written or oral request to: Golden Oval Eggs, LLC 1800 Park Avenue East Renville, Minnesota 56284 Telephone 1 (877) 767-5044

Informational Meeting Agenda Background The Transaction How to Vote Recommendation Question & Answers

Background June 30, 2006 – Moark Egg Products Acquisition Egg Market Volatility Grain & Feed Market Volatility Credit Market Volatility & Availability

Moark Egg Products Acquisition Long standing objective of entering the further processed segment of the industry Leveraged the existing balance sheet with additional long term debt No additional equity from members Extreme Market volatility results in operating losses

Egg Price Volatility Liquid Whole Egg Tankers 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 1.10 Jul-06 Oct-06 Jan-07 Apr-07 Jul-07 Oct-07 Jan-08 Apr-08 Jul-08 Oct-08 Jan-09 Price per Pound

Feed Cost Volatility Monthly Average Corn Price $2.00 $3.00 $4.00 $5.00 $6.00 $7.00 $8.00 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08

Feed Cost Volatility Monthly Average SBM Futures $150 $200 $250 $300 $350 $400 $450 Jun-06 Sep-06 Dec-06 Mar-07 Jun-07 Sep-07 Dec-07 Mar-08 Jun-08 Sep-08 Dec-08

Credit Market Volatility Despite all the publicity surrounding low interest rates, corporate debt is still expensive, volatile, and difficult to obtain. Lenders are hoarding cash as they await the next impending crisis

Credit Market Volatility Corporate Bond Yields (%) 52 - Weeks Type Latest Low High AA* 6.02 4.99 7.61 Intermediate* 8.05 5.41 9.03 High Yield** 19.76 9.86 22.62 Source: *Wall Street Journal, Lehman Brother U.S. Corporate Bond Index Source: **Wall Street Journal, Merrill Lynch U.S. Corporate Debt Index

Proposed Transaction Rembrandt Enterprises, Inc. is proposing to purchase substantially all of the assets used in the business by Golden Oval Total transaction Value will likely be more than $130,000,000 Will be adjusted to reflect working capital at closing Includes certain liabilities assumed by Rembrandt (mostly trade payables)

Example: For a member holding owning 5,000 units The company is estimating aggregate distribution proceeds approximately $4.03 per unit = $20,150 Timing Per Unit Total 30 days of close $3.00 $15,000 120 days of close $.75 $3,750 Before end of 2009 $.28 $1,400 Total $4.03 $20,150

Consideration Transaction represents a fair valuation of Golden Oval’s assets (see Key Banc Capital Markets opinion issued to Board of Managers) Original members (1994) have received $5.73 per unit cash to date Members joining during Thompson expansion (2000) have received $2.82 per unit cash to date

Why the Board is recommending you vote FOR this transaction All parties are paid in full Senior debt and bondholders Suppliers & Vendors Returning Cash to members No indication of reduced volatility going forward Egg markets Feed markets Energy markets Financial markets

Why the Board is recommending you vote FOR this transaction Prior to unit trading being suspended, Golden Oval units traded in secondary markets in the sub $2.00 range The proposed transaction results in cash to members of approximately $4.00 per unit

Other publicly traded company share valuations

Other publicly traded company share valuations

Other publicly traded company share valuations

Other publicly traded company share valuations

Recommendation After careful consideration, Golden Oval Eggs, LLC Board of Managers has determined the sale of the company to be in the best interest of the company and its unit holders. Golden Oval’s Board of Managers unanimously recommends that you vote “FOR” the adoption and approval of the purchase agreement and approval of the proposed transaction.

How to Vote Submit a proxy by marking, signing, dating and returning the proxy card: By U.S. Mail, in the envelope provided By fax, to (320) 329-8136 By physical delivery, by sealing the proxy in the envelope provided and delivering it to the company’s office, company officer, or manager. You can vote in person at the Special Meeting on March 23, 2009

Your Vote Is Very Important! Informational Meetings 1:00 p.m. on Monday, March 16, 2009 Holiday Inn – Mason City, IA 1:00 p.m. on Monday, March 17, 2009 Holiday Inn – Willmar, MN 1:00 p.m. on Monday, March 16, 2009 Holiday Inn – Mason City, IA Special Meeting 4:00 p.m. on Monday March 23, 2009 Jackpot Junction – Morton, MN

Your Vote Is Very Important! Not voting or abstaining is the same as a “NO” vote!

Thank you for your time and consideration of this important transaction. Vote your Proxy today!